UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2020

Bakhu Holdings, Corp.

(Exact name of Company as specified in its charter)

Nevada	000-55862	26-0510649
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
One World Trade Center, Suite 130 Long Beach, CA 90831 (Address of Principal Executive Offices) (310) 891-1959 (Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
N/A

Item 8.01 - Oher Events.

On March 4, 2020, the U.S. Securities and Exchange Commission (the “SEC”) issued an order (Release No. 34-88318) under Section 36 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), granting exemptions from specified provisions of the Exchange Act and certain rules thereunder. On March 25, 2020, the order was modified and superseded by a new SEC order (Release No. 34-88465) that provides conditional relief to public companies with respect to their filing requirements as a result of the recent coronavirus (“COVID-19”) outbreak (the “SEC Order”).

Bakhu Holdings, Corp. (the “Company”, “Bakhu”, "we" or "our") will be relying on the SEC Order related to the timing of the filing of its Quarterly Report on Form 10-Q for the quarter ended April 30, 2020 (the "Quarterly Report") due to circumstances related to the COVID-19 outbreak.

As a result of COVID-19, Bakhu has been following the recommendations of health authorities to minimize exposure risk, and limited access to the Company’s facilities resulting in limited support from its staff, and professional advisors who have also taken similar precautons. This has impacted the normal interactions and collaborations among Bakhu’s accounting, financial reporting personnel and legal counsel involved with the completion of the quarterly review and preparation of the Quarterly Report.

Although the Company can provide no assurance, Bakhu does plan to file the Quarterly Report or or before June 30, 2020, but, in any event, no later than July 28, 2020, which is 45 days from the Quarterly Report’s original filing deadline of June 15, 2020. If the Quarterly Report is filed by July 28, 2020, the filing will be deemed timely by the SEC.

In light of the current COVID-19 pandemic, the Company will be including the following Risk Factor in its Report.

A pandemic, epidemic or outbreak of an infectious disease, such as COVID-19, may materially and adversely affect our business and operations, and our ability to complete financial reports to enable us to comply with our reporting obligation under the Exchange Act.

The occurrence of a pandemic, epidemic, or outbreak of an infectious disease including the recent outbreak of respiratory illness caused by a novel coronavirus (COVID-19), and efforts to contain the spread of the such a pandemic, epidemic, or outbreak, which includes social distancing, travel bans and quarantine, could limited access to our facilities, management, support staff and professional advisors. These, in turn, could impact our operations, financial condition, development work and demand for our products and services, and our overall ability to react timely to mitigate the impact of such an event. These factors could substantially hamper our efforts to provide our investors with timely information and comply with our filing obligations with the Securities and Exchange Commission.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKHU HOLDINGS CORP.
/s/ Thomas K. Emmitt
Date: June 8, 2020	____________________________________
By: Thomas K. Emmitt
Its: President and Chief Executive Office

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